--------------------------------------------------------------------------------
INTERNATIONAL LARGE CAP
--------------------------------------------------------------------------------

Alliance International
Premier Growth Fund

Annual Report
November 30, 2000

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 29, 2001

Dear Shareholder:

This report contains the investment results, economic review, and outlook for Alliance International Premier Growth Fund (the "Fund") for the annual reporting period ended November 30, 2000.

Investment Objective and Policies

This open-end, diversified investment company seeks long-term capital appreciation by investing predominantly in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Normally, about 50 companies will be represented in the Fund's portfolio, and the 30 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets.

Investment Results

The following table provides the performance results for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, for the six- and 12-month periods ended November 30, 2000.

INVESTMENT RESULTS*
Periods Ended November 30, 2000

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Alliance
International
Premier Growth
Fund
  Class A                                                    -20.52%    -17.88%
--------------------------------------------------------------------------------
  Class B                                                    -20.91%    -18.44%
--------------------------------------------------------------------------------
  Class C                                                    -20.85%    -18.44%
--------------------------------------------------------------------------------
MSCI EAFE
Index                                                        -10.11%     -9.46%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization-weighted index that measures stock market performance in 20 countries within Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance International Premier Growth Fund.

      Additional investment results appear on pages 5-8.

Since October of 1999, the world's economies have slowed from unsustainable high rates of economic growth to lower, and in some cases, stagnant economic growth. The Fund's focus on a carefully selected list of "premier" large-capitalization growth stocks generated investment returns above the benchmark index up until March of 2000, after which time the Fund generated performance below the benchmark index. Active intra-period


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

trading did not add enough to returns to make up for this underperformance.

The Fund's underperformance over the last year was driven primarily by two factors. The first factor was individual stock selection. Some of the Fund's best performing holdings include stocks such as Alleanza Assicurazioni, Royal Bank of Scotland Group Plc., Nokia AB OYJ Corp., BP Amoco Plc., Securitas AB, Sumitomo Trust & Banking Co., Ltd., Takeda Chemical Industries Ltd., Canon Inc., and Fast Retailing Co., Ltd. Detracting from performance were negative contributions from a number of stocks including: KPN Qwest N.V., Samsung Electronics, Equant N.V., Softbank Corp., Sonera Oyj, United Pan-Europe Communications N.V., and Uproar Inc.

The second factor driving the Fund's underperformance was currency fluctuations. The Fund does not hedge to the benchmark. For this reason, the Fund's exposure to various currencies may be different than the Fund's benchmark. In 2000, this resulted in a negative contribution to performance relative to the benchmark. The Fund does not hedge against currency volatility due to the belief that our strength lies in individual stock selection rather than currency trading, and that currency impact on the portfolio will be minimal in the long run. Furthermore, the benefits of diversification into international stocks are minimized by currency hedging. That said, over the reporting period, the currencies the Fund has significant exposure to (primarily the euro, sterling, and the yen) were exceptionally weak relative to the dollar. It is encouraging to note that the trend towards a weaker euro has recently reversed, allowing the euro to strengthen relative to the dollar.

Economic Review and Outlook

In the semi-annual shareholder letter, after stating our belief that the global economy was generally healthy and growth appeared to be continuing at a rapid pace, we wrote:

      "The primary risks to the global growth story are 1) a "hard landing" in the U.S. and 2) continued high oil prices, which might tend to stifle growth, especially in Southeast Asia."

We also wrote that stretched valuations, specifically within the technology, media and telecommunications (TMT) sector, were a concern.

While we do not believe that the U.S. is headed toward a "hard landing," continued high interest rates and high oil prices have begun to erode not only the stretched valuations on technology stocks, but also the growth in many economies around the world. The recent decision by the Fed to surprise the market by easing reflects these very concerns--indeed, the very fact that the Fed chose to act swiftly and aggressively decreases the likelihood of a "hard landing". If the fundamentals in certain sectors were not so strong and the only gauge of economic performance was the stock market, one might be tempted to wonder if there was a global recession just over the horizon.

In reality, the underlying fundamentals of certain industries are indeed very strong. While stock market performance may indicate investor sentiment, this does not always accurately reflect


--------------------------------------------------------------------------------
2 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

economic performance. The Asia region (ex-Japan) continues to be a source of rapid economic expansion, with gross domestic product (GDP) growth in China, South Korea and Taiwan--all in excess of 5%--definitely not apparent in their individual stock market returns. Japan's anemic growth over the past decade has begun a gradual move towards growth driven by a healthier Japanese consumer and gradual structural changes.

Europe's economic health has recently become apparent despite the weak euro. While the GDP growth of countries using the euro never reached levels achieved in the U.S., structural changes driven by the single currency are acting as a tailwind for Europe's economies, adding stability to growth that other economies lack. Two areas of impact include increased liquidity in the capital markets, allowing companies greater access to funding, and the pressures on governments and companies to compete head-to-head with a single currency creating competition, which in turn leads to efficiency.

At the core of our investment discipline, however, is a careful stock selection process. Our process is one that adds value through individual stock selection, and active intra-period trading. We recognize concerns that have been raised lately, including the health of the telecommunication service industry, weakness in PC and mobile handset demand, over-capacity in certain areas of the semi-conductor industry, and the high price of oil. While some concerns are due to changes in real fundamentals, others are a result of the painful transition from an unsustainable rate of growth to a more normal, but still above average, rate of growth.

For this reason, we invest on an individual company basis, carefully choosing the company rather than the industry or the sector. While certain stock markets have not reflected recent underlying economic performance, we believe that in the end, winners will surface, and patience will be rewarded. While caution is warranted due to a trend in slowing global growth, individual stock selection will be the key determinant of investment success. We also believe that this environment will reinforce our investment process and be a positive one for the stocks in our portfolio.

As growth investors, we have confidence in our projection that the companies held by the Fund will grow their earnings by over 17% per year on average, which is significantly faster than the overall market average of approximately 12% per year, over the next three years. We also believe that this environment will reinforce our investment process and be a positive one for the stocks in our portfolio.

Portfolio Management and Strategy

The portfolio management of the Fund is focused on marrying the underlying fundamentals of earnings and cash flow of each respective company with its current share price, relative to other investment alternatives. Alliance Capital's large global equity research team and portfolio managers situated in numerous locations around the world perform fundamental analysis and research on each portfolio company. The Fund's industry sector and geographic


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

weightings are a by-product of specific "bottom-up" company-by-company stock selection rather than from a predetermined top-down allocation.

[PHOTO OMITTED]   John D. Carifa

[PHOTO OMITTED]   Alfred Harrison

[PHOTO OMITTED]   Thomas Kamp

Portfolio Manager, Alfred Harrison, is Vice Chairman of Alliance Capital with over 39 years of investment experience. Portfolio Manager, Thomas Kamp, has over 14 years of investment experience.

The Fund is diversified in terms of industry sector and geographic weightings as shown in the charts on the following pages. There is particular emphasis on the technology sector and a notable absence of holdings in lower growth industrial and transportation stocks. The most significant changes since the Fund's last report are increases in the Fund's weighting in the financial sector--although we were selling financial stocks over the reporting period in order to take profits--and an increase in the Fund's health care holdings.

On a geographic basis, we are slightly underweight in both Europe and Japan, and overweight in Asia ex-Japan, both developed and emerging.

In conclusion, we thank you for your continued interest and investment in Alliance International Premier Growth Fund, and we look forward to reporting its progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President


/s/ Thomas Kamp
Thomas Kamp
Vice President


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4 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
3/31/98* TO 11/30/00

 Alliance International Premier Growth Fund
 MSCI EAFE Index

                            [MOUNTAIN CHART OMITTED]

                                    11/30/00
                                    --------

MSCI EAFE Index:                    $11,086

Alliance International
Premier Growth Fund
Class A:                            $10,062

This chart illustrates the total value of an assumed $10,000 investment in Alliance International Premier Growth Fund Class A shares (from 3/31/98 to 11/30/00) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged MSCI EAFE Index is a market capitalization-weighted index that measures stock market performance in 20 countries within Europe, Australasia and the Far East.

When comparing Alliance International Premier Growth Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance International Premier Growth Fund.

*     Closest month-end after Fund's Class A share inception date of 3/3/98.


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

Alliance International Premier Growth Fund
MSCI EAFE Index

                              [BAR CHART OMITTED]

                  Alliance International Premier Growth Fund--
                           Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                         Alliance International           MSCI EAFE
                           Premier Growth Fund              Index
--------------------------------------------------------------------------------
      11/30/98*                   -3.70%                     3.96%
      11/30/99                    37.28%                    21.43%
      11/30/00                   -17.88%                    -9.46%

Past performance in no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B, Class C and Advisor Class shares will differ due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased of redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization-weighted index that measures stock market performance in 20 countries within Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance International Premier Growth Fund.

* The Fund's return for the period ended 11/30/98 is from the Fund's inception date of 3/3/98 through 11/30/98. The benchmark's return for the period ended 11/30/98 is from 2/28/98 through 11/30/98.


--------------------------------------------------------------------------------
6 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
November 30, 2000

INCEPTION DATES               PORTFOLIO STATISTICS
Class A Shares                Net Assets ($mil): $248.5
3/3/98                        Median Market Capitalization ($mil): $34,509
Class B Shares
3/3/98
Class C Shares
3/3/98

COUNTRY BREAKDOWN

     26.3% United Kingdom                 [PIE CHART OMITTED]
     24.6% Japan
     17.4% France
      4.9% Italy
      4.7% Taiwan
      4.4% Netherlands
      4.3% Finland
      3.7% South Korea
      2.6% Spain
      2.0% Hong Kong
      2.0% Sweden
      1.6% Canada
      1.3% Australia
      0.2% Singapore

SECTOR BREAKDOWN

     33.4% Technology                     [PIE CHART OMITTED]
     21.8% Finance
     16.4% Consumer Services
     12.6% Health Care
      6.9% Energy
      5.4% Consumer Staples
      1.9% Utilities
      0.7% Consumer Manufacturing

      0.9% Short-Term

All data as of November 30, 2000. The Fund's country and sector breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year                -17.88%                   -21.39%
           Since Inception*                 3.03%                     1.43%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year                -18.44%                   -21.59%
           Since Inception*                 2.30%                     1.59%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year                -18.44%                   -19.22%
           Since Inception*                 2.30%                     2.30%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2000)

                                       Class A           Class B         Class C
                                       Shares            Shares          Shares
--------------------------------------------------------------------------------
                    1 Year             -28.50%           -28.87%         -26.59%
           Since Inception*              1.93%             2.08%           2.75%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with Funds that invest primarily in U.S. issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 3/3/98 for all share classes.


--------------------------------------------------------------------------------
8 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2000

                                                                      Percent of
                                                  U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
Vodafone Group Plc.--Provides mobile
   telecommunications services including
   digital and analogue cellular telephone,
   paging, and personal communication
   services.                                     $ 14,515,749               5.8%
--------------------------------------------------------------------------------
Takeda Chemical Industries--Produces
   and sells health-care related products,
   foods and chemicals.                            13,486,157               5.4
--------------------------------------------------------------------------------
BP Amoco Plc.--Explores for and produces
   oil and natural gas, refines, markets,
   and supplies petroleum products, and
   manufactures and markets chemicals.             10,973,330               4.4
--------------------------------------------------------------------------------
Nokia AB OYJ Corp.--Develops and
   manufactures mobile phones, networks
   and systems for cellular and fixed
   networks.                                       10,626,269               4.3
--------------------------------------------------------------------------------
Canon, Inc.--Manufactures office
   camera and video equipment.                     10,277,753               4.1
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
   Co., Ltd.--Manufactures and markets
   integrated circuits used in computers,
   communications and consumer
   electronics.                                    10,204,063               4.1
--------------------------------------------------------------------------------
STMicroelectronics NV--Designs, develops,
   manufactures and markets semiconductor
   integrated circuits and discreet devices.        9,772,146               3.9
--------------------------------------------------------------------------------
Alcatel--Produces and distributes
   telecommunications equipment and cables
   and offers telecommunications services;
   manufactures and markets mobile
   telephones, microwave radio systems,
   switching equipment and underwater
   networks, printed circuit boards,
   inductive components, converters and
   optronics and solutions for utilities,
   cable TV operators and the Internet.             9,446,587               3.8
--------------------------------------------------------------------------------
Samsung Electronics--Manufactures and
   exports a wide range of consumer and
   industrial electronic equipment, and
   products.                                        9,329,494               3.8
--------------------------------------------------------------------------------
Alleanza Assicurazioni--Provides insurance
   coverage in Italy and in other European
   countries; specializes in life insurance
   and, through subsidiaries, offers a
   variety of financial services, including
   pension plans, investment funds,
   mortgages, brokerage, loans and real
   estate investments.                              7,861,145               3.2
--------------------------------------------------------------------------------
                                                 $106,492,693              42.8%


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 9

----------------------
SECTOR DIVERSIFICATION
----------------------

SECTOR DIVERSIFICATION
November 30, 2000

                                                                     Percent of
                                               U.S. $ Value          Net Assets
--------------------------------------------------------------------------------
Consumer Manufacturing                        $   1,673,659                 0.7%
--------------------------------------------------------------------------------
Consumer Services                                41,065,907                16.5
--------------------------------------------------------------------------------
Consumer Staples                                 13,543,451                 5.5
--------------------------------------------------------------------------------
Energy                                           17,292,497                 7.0
--------------------------------------------------------------------------------
Finance                                          54,503,757                21.9
--------------------------------------------------------------------------------
Healthcare                                       31,408,502                12.6
--------------------------------------------------------------------------------
Technology                                       83,566,432                33.6
--------------------------------------------------------------------------------
Utilities                                         4,862,535                 2.0
--------------------------------------------------------------------------------
Total Investments*                              247,916,740                99.8
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities            610,896                 0.2
--------------------------------------------------------------------------------
Net Assets                                    $ 248,527,636               100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
10 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2000

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-99.8%
Australia-1.3%
News Corp., Ltd. (ADR)......................      94,000     $   3,278,250
                                                             -------------

Canada-1.6%
Nortel Networks Corp. (ADR).................     107,900         4,073,225
                                                             -------------

Finland-4.3%
Nokia AB OYJ Corp. Series A.................     238,100         9,985,019
   ADR .....................................      15,000           641,250
                                                             -------------
                                                                10,626,269
                                                             -------------
France-17.5%
Alcatel.....................................     190,286         9,446,587
BNP Paribas, SA.............................      83,234         6,437,347
Carrefour, SA...............................      91,000         5,488,509
Sanofi-Synthelabo, SA.......................      99,890         6,089,944
STMicroelectronics NV.......................     231,581         9,772,146
Total Fina Elf, SA..........................      44,160         6,319,167
                                                             -------------
                                                                43,553,700
                                                             -------------
Hong Kong-2.0%
China Mobile (Hong Kong), Ltd.(a)...........     894,500         4,862,535
                                                             -------------

Italy-5.0%
Alleanza Assicurazioni......................     501,720         7,861,145
Unicredito Italiano SpA.....................     894,900         4,481,626
                                                             -------------
                                                                12,342,771
                                                             -------------
Japan-24.8%
Advantest Corp. ............................      31,600         3,710,271
Canon, Inc. ................................     262,000        10,277,753
Hoya Corp. .................................      42,000         3,484,534
Kao Corp. ..................................     182,000         5,580,305
NEC Corp. ..................................     252,000         4,738,209
Nomura Securities Co., Ltd. ................     196,000         4,118,316
NTT DoCoMo, Inc. ...........................         220         5,614,573
Sony Corp. .................................      22,200         1,673,659
Sumitomo Trust & Banking Co., Ltd. .........     672,000         4,617,765
Takeda Chemical Industries, Ltd. ...........     218,000        13,486,157
Yamanouchi Pharmaceutical Co., Ltd. ........      87,000         4,228,785
                                                             -------------
                                                                61,530,327
                                                             -------------
Netherlands-4.4%
ASM Lithography (ADR)(a)....................     280,100         5,724,544
United Pan-Europe Communications NV(a)......     470,600         5,328,298
                                                             -------------
                                                                11,052,842
                                                             -------------
Singapore-0.2%
Flextronics International, Ltd.(a)..........      23,000           576,437
                                                             -------------


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
--------------------------------------------------------------------------------

South Korea-3.8%
Samsung Electronics.........................      70,000     $   9,329,494
                                                             -------------

Spain-2.5%
Banco Bilbao Vizcaya Argentaria, SA.........     473,506         6,334,465
                                                             -------------

Sweden-2.0%
Securitas AB Series B.......................     101,600         1,641,586
Skandia Forsakrings AB......................     217,400         3,317,462
                                                             -------------
                                                                 4,959,048
                                                             -------------
Taiwan-4.8%
Taiwan Semiconductor Manufacturing
   Co., Ltd.(a).............................   3,753,403        10,170,438
   ADR(a)...................................       2,000            33,625
United Microelectronics Corp. (ADR)(a)......     187,200         1,602,900
                                                             -------------
                                                                11,806,963
                                                             -------------
United Kingdom-25.6%
AstraZeneca Group Plc. .....................     148,500         7,603,616
BP Amoco Plc. ..............................   1,406,600        10,973,330
British Sky Broadcasting Group Plc. ........     439,572         6,152,000
CGNU Plc. ..................................     474,380         7,185,669
Reuters Group Plc. .........................     418,400         6,177,037
Royal Bank of Scotland Group Plc. ..........     240,657         4,963,154
Standard Chartered Plc. ....................     272,564         3,545,222
Tesco Plc. .................................     614,800         2,474,637
Vodafone Group Plc. ........................   4,230,395        14,515,749
                                                             -------------
                                                                63,590,414
                                                             -------------
Total Common Stocks
   (cost $307,045,828).....................                    247,916,740
                                                             -------------

Time Deposit-0.8%
Dresdner Bank AG
   6.47%, 12/01/00
   (cost $2,200,000)........................      $2,200         2,200,000
                                                             -------------

Total Investments-100.6%
   (cost $309,245,828)......................                   250,116,740
Other assets less liabilities-(0.6)%........                    (1,589,104)
                                                             -------------

Net Assets-100%............................                $   248,527,636
                                                             =============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2000

Assets
Investments in securities, at value (cost $309,245,828) .....     $ 250,116,740
Cash ........................................................            25,660
Foreign cash, at value (cost $1,053,965) ....................         1,073,400
Receivable for investment securities sold and
  foreign currency contracts ................................         3,699,255
Receivable for capital stock sold ...........................         1,074,747
Dividends and interest receivable ...........................           345,232
Deferred organization expenses ..............................           120,396
                                                                  -------------
Total assets ................................................       256,455,430
                                                                  -------------
Liabilities
Payable for investment securities purchased and
   foreign currency contracts ...............................         6,066,488
Payable for capital stock redeemed ..........................         1,042,114
Advisory fee payable ........................................           213,138
Distribution fee payable ....................................           160,554
Accrued expenses ............................................           445,500
                                                                  -------------
Total liabilities ...........................................         7,927,794
                                                                  -------------
Net Assets ..................................................     $ 248,527,636
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      23,980
Additional paid-in capital ..................................       318,482,992
Accumulated net realized loss on investments and
   foreign currency transactions ............................       (10,857,343)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities ......       (59,121,993)
                                                                  -------------
                                                                  $ 248,527,636
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($60,330,465 / 5,747,725 shares of capital stock
   issued and outstanding) ..................................            $10.50
Sales Charge--4.25% of public offering price ................               .47
                                                                          -----
Maximum offering price ......................................            $10.97
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($122,503,058 / 11,900,073 shares of capital stock
   issued and outstanding) ..................................            $10.29
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($46,894,036 / 4,555,483 shares of capital stock
   issued and outstanding) ..................................            $10.29
                                                                         ======
Advisor Class Shares
Net asset value, redemption, and offering price per share
   ($18,800,077 / 1,776,534 shares of capital stock
   issued and outstanding)....................................           $10.58
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2000

Investment Income
Dividends (net of foreign taxes
   withheld of $168,511) ........................   $  1,535,197
Interest ........................................        355,629   $  1,890,826
                                                    ------------
Expenses
Advisory fee ....................................      2,142,304
Distribution fee - Class A ......................        154,028
Distribution fee - Class B ......................      1,054,917
Distribution fee - Class C ......................        388,550
Transfer agency .................................        459,560
Custodian .......................................        400,700
Registration ....................................        146,825
Administrative ..................................        127,000
Audit and legal .................................        101,950
Printing ........................................         87,132
Amortization of organization expenses ...........         53,802
Directors' fees .................................         30,075
Miscellaneous ...................................          9,136
                                                    ------------
Total expenses ..................................                     5,155,979
                                                                   ------------
Net investment loss .............................                    (3,265,153)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment transactions ....                   (10,814,031)
Net realized gain on foreign currency
   transactions .................................                       244,093
Net change in unrealized
   appreciation/depreciation of:
   Investments ..................................                   (68,138,654)
   Foreign currency denominated assets
     and liabilities ............................                         8,211
                                                                   ------------
Net loss on investments .........................                   (78,700,381)
                                                                   ------------
Net Decrease in Net Assets
   from Operations ..............................                  $(81,965,534)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Year Ended       Year Ended
                                                  November 30,     November 30,
                                                      2000             1999
                                                 -------------    -------------

Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $  (3,265,153)   $    (599,057)
Net realized gain (loss) on investments
   and foreign currency transactions .........     (10,569,938)       4,618,316
Net unrealized appreciation/depreciation
   of investments and foreign currency
   denominated assets and liabilities ........     (68,130,443)       7,846,285
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................     (81,965,534)      11,865,544
Distributions to Shareholders from:
Net realized gain on investments and
   foreign currency transactions
   Class A ...................................        (462,070)              -0-
   Class B ...................................      (1,045,074)              -0-
   Class C ...................................        (337,297)              -0-
   Advisor Class .............................         (80,022)              -0-
Capital Stock Transactions
Net increase .................................     279,268,697       17,813,049
                                                 -------------    -------------
Total increase ...............................     195,378,700       29,678,593
Net Assets
Beginning of period ..........................      53,148,936       23,470,343
                                                 -------------    -------------
End of period ................................   $ 248,527,636    $  53,148,936
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2000

NOTE A

Significant Accounting Policies

Alliance International Premier Growth Fund (the "Fund") was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.,) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the


--------------------------------------------------------------------------------
16 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Organization Expenses

Organization expenses of approximately $273,100 have been deferred and are being amortized on a straight-line basis through February, 2003.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distri-


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

butions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency losses and a net operating loss, resulted in a net increase in accumulated net realized loss on investments and foreign currency transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20% and 2.20% of the daily average net assets for Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended November 30, 2000, there was no waiver of management fees. Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended November 30, 2000, such fees amounted to $127,000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $351,239 for the year ended November 30, 2000.

For the year ended November 30, 2000, the Fund's expenses were reduced by $19,948 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $119,772 from the sales of Class A shares and $29,997, $189,656 and $28,365 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2000.

Brokerage commissions paid on investment transactions for the year ended November 30, 2000, amounted to $1,512,800. For the period from December 1, 1999 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended on November 2, 2000), nor


--------------------------------------------------------------------------------
18 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to November 30, 2000, no brokerage commission was paid to SCB directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,386,639 and $1,062,311, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $501,843,768 and $224,961,892, respectively, for the year ended November 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2000.

At November 30, 2000 the cost of investments for federal income tax purposes was $309,775,497. Accordingly, gross unrealized appreciation of investments was $7,070,084 and gross unrealized depreciation of investments was $66,728,841, resulting in net unrealized depreciation of $59,658,757, excluding foreign currency.

At November 30, 2000, the Fund had a capital loss carryforward of $10,327,674, all of which will expire in 2008.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the US dollar. At November 30, 2000, the Fund had no outstanding forward exchange currency contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                      -------------------------    ----------------------------
                               Shares                         Amount
                      -------------------------    ----------------------------
                        Year Ended   Year Ended      Year Ended     Year Ended
                      November 30, November 30,    November 30,   November 30,
                              2000         1999            2000           1999
                      --------------------------------------------------------
Class A
Shares sold             10,298,817      725,129    $137,544,506    $ 7,834,470
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions             28,764           -0-        372,776             -0-
------------------------------------------------------------------------------
Shares converted
  from Class B                 972           -0-         10,791             -0-
------------------------------------------------------------------------------
Shares redeemed         (5,553,152)    (506,449)    (70,552,975)    (5,740,529)
------------------------------------------------------------------------------
Net increase             4,775,401      218,680    $ 67,375,098    $ 2,093,941
==============================================================================

Class B
Shares sold             11,519,639    1,408,601    $158,958,483    $15,639,041
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions             54,893           -0-        702,093             -0-
------------------------------------------------------------------------------
Shares converted
  to Class A                  (991)          -0-        (10,791)            -0-
------------------------------------------------------------------------------
Shares redeemed         (1,870,570)    (434,445)    (23,940,436)    (4,589,261)
------------------------------------------------------------------------------
Net increase             9,702,971      974,156    $135,709,349    $11,049,780
==============================================================================


--------------------------------------------------------------------------------
20 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                      -------------------------    ----------------------------
                               Shares                         Amount
                      -------------------------    ----------------------------
                        Year Ended   Year Ended      Year Ended     Year Ended
                      November 30, November 30,    November 30,   November 30,
                              2000         1999            2000           1999
                      --------------------------------------------------------
Class C
Shares sold              4,985,274      531,139    $ 68,042,035    $ 5,919,473
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions             18,561           -0-        237,213             -0-
------------------------------------------------------------------------------
Shares redeemed         (1,156,084)    (149,341)    (14,485,501)    (1,654,073)
------------------------------------------------------------------------------
Net increase             3,847,751      381,798    $ 53,793,747    $ 4,265,400
==============================================================================

Advisor Class
Shares sold              1,704,754       52,764    $ 23,780,085    $   584,126
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              1,298           -0-         16,884             -0-
------------------------------------------------------------------------------
Shares redeemed           (109,278)     (16,793)     (1,406,466)      (180,198)
------------------------------------------------------------------------------
Net increase             1,596,774       35,971    $ 22,390,503    $   403,928
==============================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. Consequently, the Fund's investment portfolio may experience greater price volatility than a portfolio invested in equity securities of U.S. companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2000.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         --------------------------------------
                                                        Class A
                                         --------------------------------------
                                                                      March 3,
                                         Year Ended November 30,    1998(a) to
                                         -----------------------  November 30,
                                                2000        1999          1998
                                         --------------------------------------
Net asset value, beginning of period .....   $ 13.22     $  9.63        $10.00
                                         --------------------------------------
Income From Investment Operations
Net investment loss(b) ...................      (.14)       (.15)(c)      (.08)(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions ...........................     (2.14)       3.74          (.29)
                                         --------------------------------------
Net increase (decrease) in net asset value
  from operations ........................     (2.28)       3.59          (.37)
                                         --------------------------------------
Less: Distributions
Distributions from net realized gains on
  investments and foreign currency
  transactions ...........................      (.44)         -0-           -0-
                                         --------------------------------------
Total distributions ......................      (.44)         -0-           -0-
                                         --------------------------------------
Net asset value, end of period ...........   $ 10.50     $ 13.22        $ 9.63
                                         ======================================
Total Return
Total investment return based on net asset
  value(d) ...............................    (17.88)%     37.28%        (3.70)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $60,330     $12,851        $7,255
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.95%       2.51%(e)      2.50%(f)
  Expenses, before waivers/reimbursements       1.95%       3.26%         5.19%(f)
  Net investment loss ....................     (1.07)%     (1.34)%       (.90)%(f)
Portfolio turnover rate ..................       111%        107%          151%

See footnote summary on page 25.


--------------------------------------------------------------------------------
22 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         ---------------------------------------
                                                        Class B
                                         ---------------------------------------
                                                                       March 3,
                                         Year Ended November 30,     1998(a) to
                                         -----------------------   November 30,
                                                 2000       1999           1998
                                         ---------------------------------------
Net asset value, beginning of period .....   $  13.05    $  9.58        $ 10.00
                                         ---------------------------------------
Income From Investment Operations
Net investment loss(b) ...................       (.23)      (.22)(c)       (.13)(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...........................      (2.09)      3.69           (.29)
                                         ---------------------------------------
Net increase (decrease) in net asset value
  from operations ........................      (2.32)      3.47           (.42)
                                         ---------------------------------------
Less: Distributions
Distributions from net realized gains on
  investments and foreign currency
  transactions ...........................       (.44)        -0-            -0-
                                         ---------------------------------------
Total distributions ......................       (.44)        -0-            -0-
                                         ---------------------------------------
Net asset value, end of period ...........   $  10.29    $ 13.05        $  9.58
                                         =======================================
Total Return
Total investment return based on net asset
  value(d) ...............................     (18.44)%    36.22%         (4.20)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $122,503    $28,678        $11,710
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        2.67%      3.21%(e)       3.20%(f)
  Expenses, before waivers/reimbursements        2.67%      3.93%          6.14%(f)
  Net investment loss ....................      (1.79)%    (2.07)%       (1.41)%(f)
Portfolio turnover rate ..................        111%       107%           151%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         ---------------------------------------
                                                        Class C
                                         ---------------------------------------
                                                                       March 3,
                                         Year Ended November 30,     1998(a) to
                                         -----------------------   November 30,
                                                2000       1999            1998
                                         ---------------------------------------
Net asset value, beginning of period .....   $ 13.05     $ 9.57         $ 10.00
                                         ---------------------------------------
Income From Investment Operations
Net investment loss(b) ...................      (.23)      (.22)(c)        (.15)(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...........................     (2.09)      3.70            (.28)
                                         ---------------------------------------
Net increase (decrease) in net asset value
  from operations ........................     (2.32)      3.48            (.43)
                                         ---------------------------------------
Less: Distributions
Distributions from net realized gains on
  investments and foreign currency
  transactions ...........................      (.44)        -0-             -0-
                                         ---------------------------------------
Total distributions ......................      (.44)        -0-             -0-
                                         ---------------------------------------
Net asset value, end of period ...........   $ 10.29     $13.05         $  9.57
                                         =======================================
Total Return
Total investment return based on net asset
  value(d) ...............................    (18.44)%    36.36%          (4.30)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $46,894     $9,235         $ 3,120
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.66%      3.21%(e)        3.20%(f)
  Expenses, before waivers/reimbursements       2.66%      3.92%           6.00%(f)
  Net investment loss ....................     (1.79)%    (2.06)%         (1.69)%(f)
Portfolio turnover rate ..................       111%       107%            151%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         ---------------------------------------
                                                      Advisor Class
                                         ---------------------------------------
                                                                       March 3,
                                         Year Ended November 30,     1998(a) to
                                         -----------------------   November 30,
                                                2000       1999            1998
                                         ---------------------------------------
Net asset value, beginning of period .....   $ 13.27     $ 9.64         $10.00
                                         ---------------------------------------
Income From Investment Operations
Net investment income (loss)(b) ..........      (.09)      (.12)(c)        .01(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...........................     (2.16)      3.75           (.37)
                                         ---------------------------------------
Net increase (decrease) in net asset value
  from operations ........................     (2.25)      3.63           (.36)
                                         ---------------------------------------
Less: Distributions
Distributions from net realized gains on
  investments and foreign currency
  transactions ...........................      (.44)        -0-            -0-
                                         ---------------------------------------
Total distributions ......................      (.44)        -0-            -0-
                                         ---------------------------------------
Net asset value, end of period ...........   $ 10.58     $13.27         $ 9.64
                                         =======================================
Total Return
Total investment return based on net asset
  value(d) ...............................    (17.57)%    37.66%         (3.60)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $18,800     $2,386         $1,386
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.61%      2.21%(e)       2.20%(f)
  Expenses, before waivers/reimbursements       1.61%      2.96%          6.28%(f)
  Net investment income (loss) ...........      (.68)%    (1.06)%          .13%(f)
Portfolio turnover rate ..................       111%       107%           151%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for a period of less than one year is not annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                           Year Ended
                          November 30,
                              1999
                          ------------
      Class A                 2.50%
      Class B                 3.20%
      Class C                 3.20%
      Advisor Class           2.20%

(f)   Annualized.


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                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 25

---------------------
REPORT OF INDEPENDENT
          ACCOUNTANTS
---------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance International Premier Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance International Premier Growth Fund (the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period March 3, 1998 (commencement of operations) through November 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 19, 2001

TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $745,476 of the capital gain distributions paid by the Fund during the fiscal year ended November 30, 2000 are subject to maximum tax rates of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
26 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

diversification

A technique of allocating assets among many types of investments.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

hedge

An investment that takes a position in a security which is contrary to a position in a similar or different security, with the intention of reducing the risk of adverse price movements in the second security.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
28 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Bruce W. Calvert, Executive Vice President
Alfred Harrison, Executive Vice President
Kathleen A. Corbet, Senior Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Thomas Kamp, Vice President
Daniel Nordby, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

Alliance International Premier Growth Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

IPGAR1100